                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") is a separate account of Minnesota Life and is to be registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

           SIGNATURE                  TITLE                    DATE
           ---------                  -----                    ----


  /s/ Robert L. Senkler               Chairman of the Board,   June 11, 2007
-----------------------------------   President and Chief
      Robert L. Senkler               Executive Officer


                                      Director
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      Mary K. Brainerd


  /s/ John W. Castro                  Director                 June 11, 2007
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      John W. Castro


                                      Director
-----------------------------------
      Sara H. Gavin


  /s/ John E. Gherty                  Director                 June 11, 2007
-----------------------------------
      John E. Gherty


  /s/ John F. Grundhofer              Director                 June 11, 2007
-----------------------------------
      John F. Grundhofer


  /s/ John H. Hooley                  Director                 June 11, 2007
-----------------------------------
      John H. Hooley


  /s/ Dennis E. Prohofsky             Director                 June 11, 2007
-----------------------------------
      Dennis E. Prohofsky


  /s/ Trudy A. Rautio                 Director                 June 11, 2007
-----------------------------------
      Trudy A. Rautio


  /s/ Randy F. Wallake                Director                 June 11, 2007
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      Randy F. Wallake


  /s/ Warren J. Zaccaro               Director                 June 11, 2007
-----------------------------------
      Warren J. Zaccaro
